CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Fund Service Providers” and “Financial Highlights” within the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” within the Statement of Additional Information and to the use of our reports dated July 26, 2017 relating to the financial statements of Deutsche X-trackers Harvest CSI 300 China A-Shares ETF, Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF, Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF, Deutsche X-trackers MSCI All China Equity ETF, Deutsche X-trackers High Yield Corporate Bond – Interest Rate Hedged ETF, Deutsche X-trackers Investment Grade Bond – Interest Rate Hedged ETF, Deutsche X-trackers Emerging Markets Bond – Interest Rate Hedged ETF, Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF, Deutsche X-trackers MSCI Italy Hedged Equity ETF, Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF, Deutsche X-trackers MSCI EAFE Hedged Equity ETF, Deutsche X-trackers MSCI Brazil Hedged Equity ETF, Deutsche X-trackers MSCI Germany Hedged Equity ETF, Deutsche X-trackers MSCI Japan Hedged Equity ETF, Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Deutsche X-trackers MSCI Europe Hedged Equity ETF, Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF, Deutsche X-trackers MSCI All World ex US Hedged Equity ETF, Deutsche X-trackers MSCI South Korea Hedged Equity ETF, Deutsche X-trackers MSCI Mexico Hedged Equity ETF, Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF, Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF, Deutsche X-trackers MSCI Eurozone Hedged Equity ETF and Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF for the fiscal year ended May 31, 2017, which is incorporated by reference in this Post-Effective Amendment No. 386 to the Registration Statement (Form N-1A No. 333-170122) within DBX ETF Trust.

/s/ Ernst & Young LLP

New York, New York

September 27, 2017